Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT, dated as of December 31, 2019 (this “Amendment”) among SAEXPLORATION HOLDINGS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement referred to below), and the Lenders (as defined in the Credit Agreement) party hereto (the “Forbearing Lenders”), together constituting the Required Lenders (as defined in the Credit Agreement), hereby amends the Forbearance Agreement (the “Forbearance Agreement”), dated as of September 23, 2019, by and among the parties thereto. Capitalized terms used and not defined herein shall have the definitions ascribed to such terms in the Forbearance Agreement or Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrower, the other Loan Parties, Delaware Trust Company, as administrative agent and collateral agent for the Lenders under and as defined in the Credit Agreement (in such capacity, the “Agent”), and the Lenders (including the Forbearing Lenders) are party to that certain Term Loan and Security Agreement, dated as of June 29, 2016 (as heretofore amended or otherwise modified, the “Credit Agreement”);

WHEREAS, each of the parties hereto is party to the Forbearance Agreement relating to the Credit Agreement, pursuant to which the Forbearing Lenders, upon the terms and conditions set forth in the Forbearance Agreement, agreed to forbear during the Forbearance Period from exercising certain rights and remedies arising from or in respect of the Existing Defaults and the Potential Defaults specified in Exhibit A to the Forbearance Agreement;

WHEREAS, the parties hereby desire to make certain amendments to the Forbearance Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to Forbearance Agreement.

(a) The following defined term in Section 1 of the Forbearance Agreement is hereby amended and restated as follows:

“Termination Date” means 5:00 p.m. on the earlier of (i) January 27, 2020, or (ii) the date on which a Termination Event occurs.

(b) Exhibit A of the Forbearance Agreement is hereby amended to insert the Existing Defaults and Potential Defaults identified in Exhibit 1 hereto.

Section 2. No Other Amendments. This Amendment shall not constitute an amendment of any provision of the Forbearance Agreement except as expressly stated herein. Except as expressly amended hereby, the provisions of the Forbearance Agreement shall remain in full force and effect in accordance with their terms.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Controlling Effect. The parties hereto hereby agree that this Amendment shall be a “Loan Document” as defined in the Credit Agreement. In the event of a conflict or inconsistency between this Amendment and the Credit Agreement or any other Loan Document, this Amendment shall control.

Section 5. Governing Law. The validity of this Amendment and the other Loan Documents (unless expressly provided to the contrary in another Loan Document in respect of such other Loan Document), the construction, interpretation, and enforcement hereof and thereof, and the rights of the parties hereto and thereto with respect to all matters arising hereunder or thereunder or related hereto or thereto as well as all claims, controversies or disputes arising under or related to this Amendment and the other Loan Documents shall be determined under, governed by, and construed in accordance with the laws of the state of New York, without regard to the conflicts of laws principles thereof that would require the application of the laws of another jurisdiction.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Chief Executive Officer

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING LENDERS:

WBOX 2015-7 LTD

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By:	/s/ David O’Mara

Name:	David O’Mara

Title:	Deputy General Counsel

[Signature page to Amendment No. 1 to Forbearance Agreement]

FORBEARING LENDERS: JOHN PECORA

By:	/s/ John Pecora

[Signature page to Amendment No. 1 to Forbearance Agreement]

Exhibit 1

EXISTING DEFAULTS

7.

Events of Default under Section 9.2(a) of the Credit Agreement as a result of the failure to timely furnish, pursuant to Section 6.1 and Schedule 6.1 of the Credit Agreement, copies of the Borrower’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to the Required Lenders in their Permitted Discretion, for the 2020 fiscal year, on a monthly basis, together with any applicable Compliance Certificates.

8.

Any Default or Event of Default under Section 9.2(a) of the Credit Agreement as a result of the failure to timely furnish, pursuant to Section 6.1 of the Credit Agreement, the unaudited financial statements for the month ended November 30, 2019, together with any applicable Compliance Certificate.

9.

Any existing event of default under the ABL Documents or Convertible Notes Documents which is the subject of a forbearance agreement or forbearance extension entered into by the parties thereto contemporaneously with an extension of the Termination Date under this Agreement agreed to by the Forbearing Lenders.

POTENTIAL DEFAULTS

9.

Any Default or Event of Default under Section 9.2(a) of the Credit Agreement as a result of the failure to timely furnish, pursuant to Section 6.1 of the Credit Agreement, the unaudited financial statements for the month ended December 31, 2019, together with any applicable Compliance Certificate.

10.

Any anticipated default under the ABL Documents or Convertible Notes Documents which is the subject of a forbearance agreement or forbearance extension entered into by the parties thereto contemporaneously with an extension of the Termination Date under this Agreement agreed to by the Forbearing Lenders.

Exh. 1